                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            MITCHAM INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

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2)  Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

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4)  Proposed maximum aggregate value of transaction:

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

5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

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2)  Form, Schedule or Registration Statement No.:

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3)  Filing Party:

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4)  Date Filed:

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

                            MITCHAM INDUSTRIES, INC.
                              POST OFFICE BOX 1175
                             44000 HIGHWAY 75 SOUTH
                             HUNTSVILLE, TEXAS 77342

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 18, 2001


To our Shareholders:

         The Annual Meeting of the Shareholders (the "Annual Meeting") of Mitcham Industries, Inc., a Texas corporation (the "Company"), will be held on July 18, 2001, at the Houston Marriott North, 225 North Sam Houston Parkway East, Houston, Texas at 10:00 a.m., CST for the purpose of considering and voting on the following matters:

         1. The election of six directors to serve until the next Annual Meeting and until their successors are elected and qualified.

         2. The adoption of an amendment to the 2000 Stock Option Plan to increase the number of shares of common stock available for option grants thereunder to 1,000,000 shares from the 500,000 shares now authorized.

         3. The approval of the selection of Hein + Associates LLP as the Company's independent auditors for the fiscal year ended January 31, 2002.

         4. The transaction of such other business as may properly come before the meeting and any adjournment thereof.

         The Board of Directors has established the close of business on May 30, 2001 as the record date for determining the shareholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, EVEN IF YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE.



                                             Sincerely,


                                             P. Blake Dupuis
                                             Secretary


June 8, 2001

                                   ----------

                            MITCHAM INDUSTRIES, INC.
                              POST OFFICE BOX 1175
                             44000 HIGHWAY 75 SOUTH
                             HUNTSVILLE, TEXAS 77342

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 18, 2001

                                   ----------


                             SOLICITATION OF PROXIES


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies from the holders of record of the common stock, par value $.01 per share ("Common Stock"), at the close of business on May 30, 2001, for use at the Annual Meeting to be held at 10:00 a.m., CST, on July 18, 2001, and any adjournment thereof. This Proxy Statement, the attached proxy and the Company's Annual Report for the fiscal year ended January 31, 2001 are being mailed together on or about June 8, 2001, to shareholders entitled to notice of and to vote at the Annual Meeting. The principal executive office of the Company is Post Office Box 1175, 44000 Highway 75 South, Huntsville, Texas 77342.

         Properly executed proxies will be voted as directed. If no direction is indicated therein, proxies received in response to this solicitation will be voted FOR: (i) the election of the six nominees for director; (ii) the adoption of the amendment to the 2000 Stock Option Plan; (iii) the ratification of the indicated independent auditors; and (iv) as recommended by the Board of Directors with regard to any other matters, or if no recommendation is given, in their own discretion.

         A proxy on the enclosed form may be revoked by the shareholder at any time before it is voted by filing with the Secretary of the Company a written revocation, by voting in person at the meeting, or by delivering a proxy bearing a later date. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

         The Company will bear all costs of this Proxy Statement and the proxy and the cost of soliciting proxies relating to the Annual Meeting. It is anticipated that the solicitation of proxies for the Annual Meeting will be made only by use of the mails and will cost approximately $15,000. However, the Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. The Company will request that the brokerage houses, custodians, nominees, and fiduciaries forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record for such persons, and the Company will reimburse such persons for their related reasonable out-of-pocket expenses.

                              VOTING OF SECURITIES

         At the close of business on May 30, 2001, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were 8,890,415 issued and outstanding shares of Common Stock, each of which share is entitled to one vote. Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

         The Company's Bylaws provide that the presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Assuming such a majority is present, the election of directors will require a plurality of the votes cast at the Annual Meeting. The adoption of the amendment to the 2000 Stock Option Plan and the ratification of the selected independent public accountants will require the affirmative vote of a majority of the shares entitled to vote and that voted or abstained at the Annual Meeting. Abstentions from and broker non-votes on the proposal to elect directors will be counted for purposes of determining the presence of a quorum, but will not be included in the total shares voted for or against any nominee. A broker non-vote occurs if a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because he does not have discretionary authority to vote shares and has not received instructions from the beneficial owner with respect to such proposal. Thus, abstentions from the proposals will have the same legal effect as a vote against the proposals, but a broker non-vote will not be counted for purposes of determining whether a majority is achieved.

             PRINCIPAL HOLDERS OF SECURITIES AND SECURITY OWNERSHIP
                                  OF MANAGEMENT

         PRINCIPAL HOLDERS OF SECURITIES. The following table sets forth the beneficial ownership of Common Stock as of May 30, 2001, with respect to each person known by the Company to be the beneficial owners of 5% or more of the Company's shares of outstanding Common Stock. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.

                                                                                COMMON STOCK
                                                                              BENEFICIALLY OWNED
NAME AND ADDRESS                                                  -------------------------------------------
OF BENEFICIAL OWNER                                               NUMBER OF SHARES           PERCENT OF CLASS
-------------------                                               ----------------           ----------------

Billy F. Mitcham, Jr.......................................            745,814(1)                    8.2%
P. O. Box 1175
Huntsville, Texas 77342

R. Chaney & Partners IV L.P................................          1,274,300(2)                   14.3%
909 Fannin, Suite 1275
Two Houston Center
Houston, Texas 77010

Wellington Management Company, LLP.........................            815,000(3)                    9.2%
75 State Street
Boston, Massachusetts 02109

Dimensional Fund Advisors, Inc.............................            674,400(4)                    7.6%
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401

----------

(1)      Includes an aggregate of 242,564 shares of Common Stock owned by Billy
         F. Mitcham, Sr. (95,040 shares), Paul C. Mitcham (89,930 shares), and two trusts established for the benefit of Mr. Mitcham, Jr.'s sons (the "Mitcham Children's Trusts") (57,594 shares), as to which Mr. Mitcham, Jr. has sole voting rights under a Voting Agreement. Also includes shares underlying currently exercisable options, and options that will become exercisable within 60 days after May 30, 2001, to purchase an aggregate of 243,250 shares of Common Stock, as follows: Billy F. Mitcham, Jr. (86,000 shares), Billy F. Mitcham, Sr. (45,750 shares) and Paul C. Mitcham (111,500 shares).

(2) As of November 6, 1998, based upon information contained in a Form 4, filed jointly by R. Chaney & Partners IV L.P. ("Fund IV"), R. Chaney & Partners III L.P. ("Fund III"), R. Chaney Investments, Inc. ("Investments") and R. Chaney & Partners, Inc. ("Partners") with the Securities and Exchange Commission. The Form 4 indicates that Fund IV beneficially owns and has sole disposition and voting power over 1,009,300 shares and Fund III beneficially owns and has sole disposition and voting power over 265,000 shares. Investments is the sole general partner of Fund IV, Partners is the sole general partner of Fund III and Robert H. Chaney is the sole shareholder of Investments and Partners.

(3) As of December 31, 2000, based upon information contained in a Schedule 13G/A, dated February 14, 2001, filed by Wellington Management Company, LLP ("Wellington") with the SEC. All securities reported in Wellington's Schedule 13G/A are owned by certain of its clients, no one of which is known by Wellington to own more than 5%. Wellington has shared disposition power with respect to all of these shares and shared voting power with respect to 665,000 of these shares.

(4) As of December 21, 2000, based upon information contained in a Schedule 13G, dated February 2, 2001, filed by Dimensional Fund Advisors filed with the SEC. All securities reported in Dimensional's Schedule 13G are owned by certain of its clients, no one of which is known by Dimensional to own more than 5%.

         SECURITY OWNERSHIP OF MANAGEMENT. The following table sets forth the beneficial ownership of Common Stock as of May 30, 2001, by (i) the executive officers whose total annual salary and bonus exceeded $100,000 in the fiscal year ended January 31, 2001 (the "Named Executives"); (ii) each director and nominee; and (iii) all directors and executive officers as a group. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.

                                                                          COMMON STOCK
                                                                       BENEFICIALLY OWNED
                                                            ------------------------------------------
NAME AND ADDRESS
OF BENEFICIAL OWNER(1)                                      NUMBER OF SHARES          PERCENT OF CLASS
----------------------                                      ----------------          ----------------

Billy F. Mitcham, Jr.................................            745,814(2)                      8.2%
Paul C. Mitcham......................................            201,430(3)                      2.2%
William J. Sheppard..................................            102,427(4)                       *
P. Blake Dupuis......................................             67,000(5)                       *
Christopher C. Siffert...............................             28,334(6)                       *
R. Dean Lewis........................................             27,000(6)                       *
John F. Schwalbe.....................................             29,000(6)                       *
Peter H. Blum........................................             58,479(7)                       *
All directors and executive officers as a group
(7 persons)..........................................          1,058,054(8)                     11.3%

----------

         *Less than 1%

         (1) The business address of each shareholder is the same as that of the Company's principal executive offices.

         (2) Paul C. Mitcham resigned as an officer and director of the Company effective May 23, 2001. Includes an aggregate of 242,564 shares of Common Stock owned by Billy F. Mitcham, Sr. (95,040 shares); Paul C. Mitcham (89,930 shares); and the Mitcham Children's Trusts (57,594 shares), as to which Mr. Mitcham, Jr. has sole voting rights under a Voting Agreement. Also includes shares underlying currently exercisable options, and options that will become exercisable within 60 days from May 30, 2001, to purchase an aggregate of 243,250 shares of Common Stock, as follows: Billy F. Mitcham, Jr. (86,000 shares), Billy F. Mitcham, Sr. (45,750 shares) and Paul C. Mitcham (111,500 shares).

         (3) Includes shares underlying currently exercisable options, and options that will become exercisable within 60 days, to purchase 111,500 shares of Common Stock.

         (4) Includes shares underlying currently exercisable options, and options that will become exercisable within 60 days, to purchase 102,000 shares of Common Stock.

         (5) Includes shares representing currently exercisable options, and options that will become exercisable within 60 days, to purchase 62,000 shares of Common Stock.

         (6) Represents shares underlying currently exercisable options and options that will become exercisable within 60 days.

         (7) Includes 15,000 shares underlying options that will become exercisable within 60 days.

         (8) Includes shares underlying currently exercisable options, and options that will become exercisable within 60 days, to purchase an aggregate of 506,584 shares of Common Stock, as follows: the 243,250 shares referred to in footnote (2) above, and an aggregate of 263,334 shares attributable to William J. Sheppard (102,000 shares), P. Blake Dupuis (62,000 shares), Christopher C. Siffert (28,334 shares), R. Dean Lewis (27,000 shares), John F. Schwalbe (29,000 shares), and Peter H. Blum (15,000 shares).

                              ELECTION OF DIRECTORS

         Six directors will be elected at the Annual Meeting. Shares or proxies may not be voted for more than six nominees for directors. Each director so elected will hold office until the next Annual Meeting and until his successor is elected and qualified. All six director nominees are currently directors of the Company.

         The persons named as proxies in the proxy have been designated by the Board of Directors and intend to vote such proxy "FOR" the persons named below in the election of the Board of Directors, except to the extent authority to vote is withheld from one or more nominees. If any such nominee is unable to serve as a director, it is intended that the shares represented by proxies will be voted in the absence of contrary indication for any substitute nominee that the Board of Directors designates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE SIX NOMINEES NAMED BELOW.

         INFORMATION ABOUT NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS. The following states each director nominee's and each executive officer's present position with the Company, principal occupation, age, and, for the executive officers who are directors, the year in which he was first elected a director (each serving continuously since first elected). Christopher C. Siffert, Vice President - Corporate Controller, is not a director or nominee.

NAME                                             PRINCIPAL OCCUPATION                              AGE       DIRECTOR SINCE
----                                             --------------------                              ---       --------------

Billy F. Mitcham, Jr.          Chairman of the Board, President and Chief Executive                 53            1987
                               Officer. Mr. Mitcham has more than 20 years of experience
                               in the geophysical industry. From 1979 to 1987, he served
                               in various management capacities with Mitcham Associates,
                               an unrelated equipment leasing company. From 1975 to
                               1979, Mr. Mitcham served in various capacities with
                               Halliburton Services, primarily in oilfield services.

William J. Sheppard            Executive Vice President - International Operations and a            53            1994
                               director of the Company. Mr. Sheppard has more than 25
                               years of experience in the geophysical industry. From
                               1987 until October 1994, Mr. Sheppard was the President
                               of Alberta Supply Company, a Canadian seismic equipment
                               sales and services company.

P. Blake Dupuis                Executive Vice President - Finance, Secretary, Treasurer             47            2000
                               and a director of the Company. From September 1996 to
                               July 1998, Mr. Dupuis served as Chief Financial Officer
                               of UTI Energy Corp. From April 1996 to September 1996,
                               Mr. Dupuis served as Chief Financial Officer of
                               Adcor-Nicklos Drilling Company and from December 1993
                               to April 1996, he served as Chief Financial Officer of
                               Coastwide Energy Services, Inc. Mr. Dupuis is a Certified
                               Public Accountant.

NAME                                             PRINCIPAL OCCUPATION                              AGE       DIRECTOR SINCE
----                                             --------------------                              ---       --------------

Christopher C. Siffert         Vice President - Corporate Controller. From November                 33           _____
                               1994 to January 1998 Mr. Siffert served as Internal
                               Audit Manager for Houston Cellular Telephone Company
                               and from July 1990 to November 1994 he was employed
                               by Arthur Andersen LLP as a Senior Audit Supervisor.
                               Mr. Siffert is a Certified Public Accountant.

R. Dean Lewis                  Mr. Lewis is the Dean of the Business School at Sam                  57            1995
                               Houston State University and he has served in this
                               capacity since October 1995. From 1987 to October 1995,
                               Mr. Lewis was the Associate Dean and Professor of
                               Marketing at Sam Houston State University. Prior to 1987,
                               Mr. Lewis held a number of executive positions in the
                               banking and finance industries.

John F. Schwalbe               Mr. Schwalbe has been a Certified Public Accountant in               57            1994
                               private practice since 1978, with primary emphasis on tax
                               planning, consultation, and compliance.

Peter H. Blum                  Since January 1999, Mr. Blum has been President of Bear              44            2000
                               Ridge Capital, L.L.C., a private investment banking firm.
                               During 1997 and 1998, Mr. Blum served as Senior Managing
                               Director of GBI Capital Management. From December 1996
                               through 1997, Mr. Blum was a Managing Director and head
                               of the energy group at Rodman & Renshaw. From 1992 until
                               December 1996, Mr. Blum was managing director of the
                               energy group at Mabon Securities. Mr. Blum serves as a
                               director of Mallon Resources Corporation, an oil and gas
                               exploration and production company.

                      MEETINGS AND COMMITTEES OF THE BOARD

         During the fiscal year ended January 31, 2001, the Board of Directors of the Company held five meetings. The Board of Directors has two standing committees - the Audit Committee and the Compensation Committee. The Board does not have a Nominating Committee. Each director participated in at least 75% of all meetings of the Board of Directors and all meetings of committees on which he served.

         AUDIT COMMITTEE. The Audit Committee, which is comprised of Messrs. Schwalbe, Lewis, and Blum, held four meetings during the fiscal year ended January 31, 2001. The Audit Committee operates under the written charter adopted by the Board of Directors attached as EXHIBIT A to this Proxy Statement.

         COMPENSATION COMMITTEE. The Compensation Committee, which is comprised of Messrs. Schwalbe, Lewis, and Blum, held one meeting during the fiscal year ended January 31, 2001. Its functions are to: (1) review the Company's general compensation strategy; (2) recommend the salaries and bonuses of the Company's executive officers; and (3) review and administer the Company's stock option plans.

                            COMPENSATION OF DIRECTORS

         The Company pays directors who are not employees of the Company a $15,000 annual fee. The Board may also make discretionary option grants to its non-employee directors.

                             EXECUTIVE COMPENSATION

         The following table shows all compensation earned for services rendered to the Company during the fiscal years ended January 31, 1999, 2000 and 2001 by the Chairman of the Board, President and Chief Executive Officer of the Company and the Company's other Named Executives.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                             ANNUAL COMPENSATION                COMPENSATION
                                   ---------------------------------------      ------------
                                                                                   SHARES
                                   FISCAL YEAR                                   UNDERLYING
      NAME AND                        ENDED                                       OPTIONS             ALL OTHER
PRINCIPAL POSITION                 JANUARY 31,     SALARY($)      BONUS($)       GRANTED(#)        COMPENSATION($)
------------------                 -----------     ---------      --------       ----------        ---------------

Billy F. Mitcham, Jr.                 2001          201,379        50,000          45,000                   0
  Chairman of the Board,              2000          187,820        49,584          70,500                   0
  President and Chief                 1999          187,500        30,625               0                   0
  Executive Officer

Paul C. Mitcham                       2001          108,665        25,000          30,000                   0
  Executive Vice President-           2000          101,275        27,709          70,500                   0
  Operations (1)                      1999          100,000        12,500               0                   0

William J. Sheppard                   2001          108,665        25,000          30,000                   0
  Executive Vice President-           2000          100,482        27,709          70,500                   0
  International                       1999          100,000        12,500               0                   0
  Operations

P. Blake Dupuis                       2001          128,373        35,000          45,000                   0
  Executive Vice President-           2000          118,600        32,359          10,500                   0
  Finance, Secretary                  1999(2)        40,902        30,650          60,000                   0
  and Treasurer

Christopher C. Siffert                2001           86,373        20,000          20,000                   0
  Vice President -                    2000           75,500        22,129          10,000                   0
  Corporate Controller                1999(3)        30,276        18,812          15,000                   0

----------

         (1) Paul C. Mitcham resigned as an officer and director of the Company effective May 23, 2001.

         (2)      Mr. Dupuis began his employment with the Company in September
                  1998.

         (3)      Mr. Siffert began his employment with the Company in August
                  1998.

         OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth information concerning stock option grants made in the fiscal year ended January 31, 2001 to the Named Executives named in the Summary Compensation Table. There were no grants of stock appreciation rights to said individuals during the year.


                                                 INDIVIDUAL GRANTS
                           ------------------------------------------------------------
                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                            NUMBER OF        % OF TOTAL                                      ANNUAL RATE OF STOCK
                            SECURITIES         OPTIONS                                        PRICE APPRECIATION
                            UNDERLYING       GRANTED TO       EXERCISE OR                     FOR OPTION TERM(2)
                             OPTIONS        EMPLOYEES IN      BASE PRICE     EXPIRATION    ------------------------
          NAME             GRANTED (#)       FISCAL YEAR        ($/SH)          DATE         5% ($)        10% ($)
          ----             -----------      ------------      -----------    ----------    ---------     ----------


Billy F. Mitcham, Jr.       45,000(1)           17.4             5.13         07/27/01       145,180       367,915
Paul C. Mitcham             30,000(1)           11.6             5.13         07/27/01        96,787       245,277
William J. Sheppard         30,000(1)           11.6             5.13         07/27/01        96,787       245,277
P. Blake Dupuis             45,000(1)           17.4             5.13         07/27/01       145,180       367,915
Christopher C. Siffert      20,000(1)            7.7             5.13         07/27/01        64,524       163,518

----------

         (1) The options terminate on the earlier of their expiration date, 10 years after grant or three months after termination of employment, subject to certain exceptions. The options become exercisable in three equal annual installments beginning one year after the grant date, but vesting may be accelerated on the consummation of a specified change of control.

         (2) The indicated 5% and 10% rates of appreciation are provided to comply with Securities and Exchange Commission regulations and do not necessarily reflect the views of the Company as to the likely trend in the stock price. Actual gains, if any, on stock option exercises and the sale of Common Stock holdings will depend on, among other things, the future performance of the Common Stock and overall stock market conditions.

         OPTION EXERCISES AND YEAR-END OPTION VALUES. The following table provides information as to options exercised by the Named Executives in the 2001 fiscal year and year-end value of unexercised options held by the Named Executives.

               AGGREGATE OPTION EXERCISES IN 2001 FISCAL YEAR AND
                         JANUARY 31, 2001 OPTION VALUES

                                                                            NUMBER OF
                                                                           SECURITIES               VALUE OF
                                                                           UNDERLYING              UNEXERCISED
                                                                           UNEXERCISED            IN-THE-MONEY
                                                                           OPTIONS AT              OPTIONS AT
                                                                           JANUARY 31,             JANUARY 31,
                                                                             2001(#)                 2001($)
                                                                          -------------         ----------------

                              SHARES ACQUIRED          VALUE              EXERCISABLE/            EXERCISABLE/
            NAME              ON EXERCISE (#)       REALIZED ($)          UNEXERCISABLE         UNEXERCISABLE(1)
            ----              ---------------       ------------          -------------         ----------------

Billy F. Mitcham, Jr.                  0                    0             86,000/53,500          88,980/50,003
Paul C. Mitcham                        0                    0            111,500/43,500         114,582/47,553
William J. Sheppard                    0                    0            102,000/43,500         131,540/47,553
P. Blake Dupuis                        0                    0             62,000/53,500          56,165/28,083
Christopher C. Siffert                 0                    0             28,334/16,666          13,734/25,016

----------

         (1) Market value of shares covered by in-the-money options on January 31, 2001 ($5.375), minus the exercise price.

         EMPLOYMENT AGREEMENT. Billy F. Mitcham, Jr.'s employment agreement with the Company is for a term of five years, beginning January 15, 1997, which term is automatically extended for successive one-year periods unless either party gives written notice of termination at least 30 days prior to the end of the current term. The Employment Agreement provides for an annual salary of $150,000 (increased to $208,125 in the 2001 fiscal year) and a bonus at the discretion of the Board of Directors. It may be terminated prior to the end of the initial term or any extension thereof if Mr. Mitcham dies; if it is determined that Mr. Mitcham has become disabled (as defined); if Mr. Mitcham gives three months prior notice of resignation; if the Company gives Mr. Mitcham notice of termination "without cause"; or if the Board of Directors determines that Mr. Mitcham has breached the Employment Agreement in any material respect, has appropriated a material business opportunity of the Company or has engaged in fraud or dishonesty with respect to the Company's business or is convicted of or indicted for any felony criminal offense or any crime punishable by imprisonment. If Mr. Mitcham terminates his employment within 60 days following
(i) a material reduction in his duties and responsibilities (without his consent) or (ii) a reduction in, or failure by the Company to pay when due, any portion of his salary, he will be entitled to payments equal to $450,000, payable ratably over the 24 months following such termination. For a period of two years after the termination of the Employment Agreement, Mr. Mitcham is prohibited from engaging in any business activities which are competitive with the Company's business and from diverting any of the Company's customers to a competitor. The Company has no employment agreements with any of its other executive officers.

         CHANGE OF CONTROL AND TERMINATION AGREEMENTS. In February 1999, the Company entered into severance and change of control agreements with Messrs. Paul Mitcham, Sheppard and Dupuis; Mr. Mitcham's agreement terminated effective on his resignation on May 23, 2001. Under the terms of the remaining two severance and change of control agreements, if a covered executive officer's employment terminates during the 24-month period after a "change of control" of the Company (as defined in the agreements) (such period, the "Protection Period") other than the officer's voluntary resignation (except as stated below) or retirement or a termination of employment for "cause" (as defined in the agreements) or by reason of death or disability, the officer will be entitled to receive certain severance payments and other benefits. The officer's voluntary resignation for "good reason" (as defined in the agreements) will also entitle the officer to the severance benefits and other benefits. The severance payment amount, payable monthly over the 24 months after termination, will be equal to two times such officer's annual base salary on the effective date of the change of control or the date of the termination of employment. In addition, the officer under those circumstances will be entitled to receive continued medical and dental coverage under the Company's applicable plans (to the extent permitted by law or by the plan carriers) for the period of time remaining in the Protection Period after his termination is effective, or until the officer becomes eligible to obtain comparable coverage from a subsequent employer. In addition, any stock options and restricted stock that have not fully vested shall accelerate and immediately become fully vested. Each agreement terminates on December 31, 2001, but will automatically renew for additional one-year terms absent prior written notice from the Company that it is terminating the agreements.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. The Company's executive compensation program is designed to attract, motivate and retain talented management personnel and to reward management for the Company's successful financial performance and for increasing shareholder value. The Company's executive compensation has three components: base salaries, annual performance bonuses and long-term incentive stock-based awards.

         BASE SALARIES. We determine the salary ranges for the Company's executive officers based upon their responsibilities and the salary levels of similarly positioned officers in comparable companies. Our philosophy has been to establish base salaries in the median-to-low end of the range of such salaries at comparable companies, because long-term stock based compensation is considered more important than annual base salaries in aligning the executive's financial rewards to the shareholders' financial interests for the long term. In fiscal 2000, as part of the Company's efforts to optimize its capital resources, none of the Company's executive officers received an increase in their base salaries. In fiscal 2001, in recognition of the Company's improved performance from the prior year's results, the executive officers received 11% salary raises.

         ANNUAL PERFORMANCE BONUSES. Annual bonuses are awarded on a discretionary basis. In making our determination of whether to award an annual bonus and the amount of the bonus, we consider several factors, including financial performance of the Company in relation to planned expectations and performance of the Company in relation to industry conditions, each executive officer's performance, level of responsibility or duties, successful completion of particular projects or acquisition and implementation of new technical knowledge. In fiscal 2001, we awarded cash bonuses to the Company's executive officers in the amount of 25% of their salaries.

         LONG-TERM STOCK-BASED COMPENSATION. We believe that a substantial percentage of executive compensation should be directly related to improvement in shareholder value. In determining the number of options to grant, we make a subjective determination based on the same factors as we do in determining bonuses. For fiscal 2001, we approved the grant to executive officers of the options shown in the Summary Compensation Table for that fiscal year, with a three-year vesting period. However, we soon realized that the Company did not have sufficient options remaining available for option grants in the future. Since we believe that the grant of stock options is an important component of our ability to keep our management team in place, we recommended to the Board that it authorize additional shares under an existing plan, and present it to shareholders for approval.

                                JOHN F. SCHWALBE
                                  R. DEAN LEWIS
                                  PETER H. BLUM

                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         PERFORMANCE GRAPH. The graph below compares the cumulative total return of the Company's Common Stock to the S&P's Smallcap 600 stock index and to the S&P's Oil and Gas (Drilling & Equipment) index for the period from January 31, 1996 to January 31, 2001. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 at January 31, 1996, and that all dividends were reinvested.



                                     [GRAPH]



                                    1/31/96        1/31/97        1/31/98        1/31/99        1/31/00        1/31/01
                                   ----------     ----------     ----------     ----------     ----------     ----------

Mitcham Industries, Inc. .....     $   100.00     $   160.47     $   336.04     $    75.57     $    67.44     $   100.00

S&P Smallcap 600 .............     $   100.00     $   123.07     $   149.06     $   148.16     $   163.43     $   196.64

S&P Oil & Gas (Drilling &
Equipment) ...................     $   100.00     $   152.09     $   187.15     $   121.53     $   168.59     $   225.16

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

         Effective September 20, 1993, the Company and Billy F. Mitcham, Jr. entered into a Voting Agreement (the "Voting Agreement") with Billy F. Mitcham, Sr., Paul C. Mitcham and two trusts established for the benefit of Mr. Mitcham, Jr.'s sons. Under the Voting Agreement, the holders of shares subject thereto have agreed that Mr. Mitcham, Jr. has the authority to vote an additional 242,564 shares, or 2.7%, of the Company's outstanding Common Stock. Mr. Mitcham, Jr. had voting control of an aggregate of 745,814 shares, or 8.2%, of the Company's Common Stock, as of May 30, 2001. The Voting Agreement will terminate on the earlier of the agreement of the parties, the transfer by the parties thereto of their shares or the expiration of 25 years. See "Principal Holders of Securities and Security Ownership of Management."

                        PROPOSAL TO APPROVE AMENDMENT TO
                           THE 2000 STOCK OPTION PLAN

AMENDMENT TO INCREASE NUMBER OF SHARES AVAILABLE FOR OPTION GRANTS

         Subject to the approval of the Company's shareholders at the Annual Meeting, the Board of Directors has adopted an amendment to the 2000 Stock Option Plan increasing the number of shares reserved for issuance under the Plan from 500,000 to 1,000,000. The shareholders are being asked to approve the adoption of the proposed amendment to the Plan that is set forth as EXHIBIT B to this Proxy Statement. The summary of the provisions of the Plan proposed to be amended that follows is not intended to be complete and shareholders should refer to the Plan for a complete statement of its terms and provisions.

GENERAL

         The 2000 Stock Option Plan covers an aggregate of up to 500,000 shares of Common Stock (subject to certain adjustments) and provides for grant of stock options to employees, consultants and non-employee directors. The principal advantage to the Company of the 2000 Stock Option Plan is to enable the Company to better attract, retain, and develop a top-quality management team. As of May 30, 2001, 459,750 of the 500,000 options authorized for issuance under the 2000 Plan have been granted, 452,250 of which remained unexercised.

ADMINISTRATION

         The 2000 Stock Option Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the power to determine which employees will receive options, when such options will be granted and the number of shares of Common Stock to be issued under the option award.

ELIGIBILITY TO PARTICIPATE

         Only persons who at the time of the award are employees, consultants or non-employee directors of the Company or of any subsidiary of the Company are eligible to receive awards under the 2000 Stock Option Plan. As of May 30, 2001, all of the Company's employees, including four executive officers, and its three non-employee directors were eligible to participate in the 2000 Stock Option Plan.

TERMS OF OPTIONS

         The 2000 Stock Option Plan provides for the grant of incentive and non-qualified stock options. The Compensation Committee designates the employees, consultants or non-employee directors to receive the options, the number of shares subject to the options, and the terms and conditions of each option granted under the 2000 Stock Option Plan. The term of any option granted under the 2000 Stock Option Plan is determined by the Compensation Committee, except that the term of any incentive stock option cannot exceed 10 years from the date of the grant and any incentive stock option granted to an optionee who possesses more than 10% of the total combined voting power of all classes of shares of the Company or of its subsidiaries will not be exercisable after the expiration of five years from the date of grant. No option may be exercised sooner than six months from the date of grant, but the Compensation Committee otherwise determines option vesting in its discretion. The exercise price per share of Common Stock for options granted under the 2000 Stock Option Plan is determined by the Compensation Committee, except that the exercise price of an incentive stock option cannot be less than the fair market value of a share of Common Stock on the date the option is granted. The 2000 Stock Option Plan permits the payment of the exercise price of options to be made by cash, check, other shares of Common Stock (with some restrictions), cashless exercise, or any combination thereof.

CHANGE OF CONTROL PROVISIONS

         The Compensation Committee in its discretion may on a Change of Control (as defined in the 2000 Stock Option Plan): (a) require the surrender of vested options to the Company in consideration for the payment to surrendering option holder of the fair market value attributable to such options; (b) determine that outstanding options shall be accelerated so that they are fully vested, and that each option holder may then either (i) exercise his options and participate in the transaction that will result in a Change of Control on the same basis as a holder of Common Stock; or (ii) surrender the options to the Company for cancellation, and receive cash in the amount equal to the fair market value attributable to such options; or (c) otherwise provide that on any exercise of options, the holder shall be entitled to purchase under such options, in lieu of the number of shares of Common Stock then covered by such options, the number and class of stock or other securities or property to which the holder would have been entitled under the transaction that will cause a Change of Control if, immediately prior to such transaction, the option holder had been the owner of the shares of Common Stock then covered by such options.

FEDERAL INCOME TAX CONSEQUENCES

         INCENTIVE STOCK OPTIONS. An employee will generally not recognize income on receipt or exercise of an incentive stock option ("ISO") so long as he or she has been an employee of the Company from the date the option was granted until three months before the date of exercise; however, the amount by which the fair market value of the stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the stock received on exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

         In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of the stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the exercise price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

         NONQUALIFIED STOCK OPTIONS. Nonqualified stock options granted under the 2000 Stock Option Plan are not taxable to an optionee when granted but result in taxation at exercise, at which time the optionee will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

PLAN AMENDMENT AND TERMINATION

         The Board may alter or amend the 2000 Stock Option Plan from time to time but no change in any option may be made which would impair the rights of the holder without the consent of the holder. The Board may not, without approval of the shareholders, amend the 2000 Stock Option Plan to (a) increase the maximum number of shares which may be issued on exercise or surrender of an option (except in certain cases of Changes in Control as more fully set forth in the 2000 Stock Option Plan), (b) change the class of employees eligible to receive options, (c) extend the maximum period during which options may be granted under the 2000 Stock Option Plan, or (d) materially modify the requirements as to eligibility for participation in the 2000 Stock Option Plan. No grants may be made under the 2000 Stock Option Plan after May 22, 2010. The 2000 Stock Option Plan shall remain in effect until all options granted have been exercised or expired.

TRANSFER AND RESALE RESTRICTIONS

         The options are not transferable except in the event of the participant's death or under a "qualified domestic relations order" as defined under applicable law. The optionees may not offer or resell shares acquired under the 2000 Stock Option Plan without registration under the Securities Act of 1933, or compliance with Rule 144. On May 30, 2001, the closing price of the Common Stock as reported in The Wall Street Journal for Nasdaq National Market transactions was $6.80.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE 2000 STOCK OPTION PLAN.

                            REPORT OF AUDIT COMMITTEE

         The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended January 31, 2001. In particular, the committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Committee has reviewed the written disclosures and the letter from the independent auditors required by Independent Standard No. 1, Independence Discussions with Audit Committee, as amended, by the Independence Standards Board, and has discussed with the auditors their independence.

         The aggregate audit and other fees (for tax services) billed by the Company's auditors for the fiscal year ended January 31, 2001 were $92,539 and $34,680, respectively.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended January 31, 2001.

                                JOHN F. SCHWALBE
                                  R. DEAN LEWIS
                                  PETER H. BLUM

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Hein + Associates LLP, which has served as independent auditors of the Company since 1993, as independent auditors to audit the books, records and accounts of the Company for the fiscal year ended January 31, 2002. The Board of Directors recommends a vote FOR approval of such selection. A representative of Hein + Associates LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if such representative chooses to do so, and will be available to respond to appropriate questions.

                                  ANNUAL REPORT

         The Company's Annual Report covering the fiscal year ended January 31, 2001 accompanies this Proxy Statement. Except for the financial statements included in the Annual Report that are specifically incorporated by reference herein, the Annual Report is not incorporated in this Proxy Statement and is not to be deemed part of this proxy soliciting material. Additional copies of the Annual Report are available upon request.

                                    FORM 10-K

         The company will furnish without charge to each person whose proxy is being solicited, upon the request of any such person, a copy of the company's annual report on form 10-K for the fiscal year ended January 31, 2001, as filed with the SEC (excluding exhibits), including the financial statements and schedules thereto. Requests for copies of such report should be directed in writing to the Secretary, Mitcham Industries, Inc., Post Office Box 1175, 44000 Highway 75 South, Huntsville, Texas 77342.

                                  OTHER MATTERS

         COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT. Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's Common Stock to file initial reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that all filings required to be made under Section 16(a) were timely made.

         OTHER MATTERS. At the date hereof, the Board of Directors does not know of any other business to be presented at the Annual Meeting of Shareholders. If any other matter properly comes before the meeting, however, it is intended that the persons named in the accompanying proxy will vote such proxy in accordance with the discretion and instructions of the Board of Directors.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Shareholders wishing to submit proposals for consideration by the Company's Board of Directors at the Company's 2002 Annual Meeting of Shareholders should submit them in writing to the attention of the Secretary of the Company no later than February 8, 2002, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy for that meeting.

         A shareholder who wishes to make a proposal at the 2002 Annual Meeting of Shareholders without complying with the requirements of Rule 14a-8 (and therefore without including the proposal in the Company's proxy materials) must notify the Company of that proposal by April 25, 2002. If a shareholder fails to timely give notice, then the persons named as proxies in the proxy cards solicited by the Company's Board of Directors for that meeting will be entitled to vote the proxy cards held by them regarding that proposal, if properly raised at the meeting, in their discretion or as directed by the Company's management.

                                        By Order of the Board of Directors,



                                        P. Blake Dupuis
                                        Secretary

June 8, 2001

                                                                       EXHIBIT A

                             AUDIT COMMITTEE CHARTER

                                       OF

                            MITCHAM INDUSTRIES, INC.


         The Board of Directors (the "Board") of Mitcham Industries, Inc. (the "Company") approves and adopts the following Audit Committee Charter to specify the composition, roles and responsibilities of the Audit Committee. As used in this Charter, (i) "Company" includes the Company and its subsidiaries unless the context otherwise requires, (ii) "Nasdaq" means the Nasdaq Stock Market and
(iii) "SEC" means the Securities and Exchange Commission.

                  PURPOSE

                  o The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the accounting, financial reporting and related matters described below.

                  COMPOSITION

                  o Beginning no later than June 14, 2001, the Audit Committee shall consist of not less than three members, comprised solely of independent directors, each of whom shall not:

                                    o        have been employed by the Company
                                             or its affiliates in the current or
                                             any of the past three years;

                                    o        have accepted any compensation from
                                             the Company or its affiliates in
                                             excess of $60,000 during the
                                             previous fiscal year, except for
                                             board service, retirement plan
                                             benefits or non-discretionary
                                             compensation;

                                    o        be an immediate family member of an
                                             individual who is, or has in any of
                                             the past three years, been employed
                                             by the Company or its affiliates as
                                             an executive officer;

                                    o        have been a partner, controlling
                                             stockholder or an executive officer
                                             of any for-profit business to which
                                             the Company made, or from which it
                                             received, payments, other than
                                             those which arise solely from
                                             investments in the Company's
                                             securities, that exceed five
                                             percent of the Company's
                                             consolidated gross revenues for
                                             that year, or $200,000, whichever
                                             is more, in any of the past three
                                             years; or

                                    o        be employed as an executive of
                                             another entity where any of the
                                             Company's executives serve on such
                                             entity's compensation committee.

                  o In addition, each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Moreover, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any comparable experience or background which results in financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                  o The Chairman of the Audit Committee shall be designated by the Board; however, if a Chairman is not designated by the Board or present at a meeting, the Audit Committee may designate a Chairman by majority vote of the Audit Committee members then in office.

                  ROLES AND RESPONSIBILITIES

                  RELATIONSHIP WITH THE OUTSIDE AUDITORS

                  o The Company's outside auditors are ultimately responsible first, to the Audit Committee, and then, to the Board.

                  o The Audit Committee has the ultimate authority and responsibility to select and replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement). The Board has the authority and responsibility to evaluate and make recommendations to the Audit Committee regarding the selection and replacement of outside auditors (or the nomination of the outside auditors to be proposed for shareholder approval in any proxy statement).

                  o The Audit Committee has the further authority and responsibility to review the fees charged by the outside auditors, the scope of their engagement and proposed audit approach and to recommend such review or auditing steps as the Audit Committee may consider desirable.

                  o The Audit Committee shall review and confirm the independence of the outside auditors by requiring that the outside auditors submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the outside auditors and the Company, engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact their objectivity and independence, and recommending that the Board take appropriate action to ensure the independence of the outside auditors.

                  o Management is responsible for preparing the Company's financial statements. The Company's outside auditors are responsible for auditing the financial statements. The activities of the Audit Committee are in no way designed to supersede or alter these traditional responsibilities.

                  INTERNAL CONTROLS

                  o The Audit Committee shall evaluate whether management is setting the appropriate tone at the top level by communicating the importance of internal controls.

                  o In consultation with management and the outside auditors, the Audit Committee shall consider the Company's significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

                  o The Audit Committee shall consider the extent to which, and to which it is or would be necessary or appropriate to have, outside auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown.

                  o The Audit Committee shall consider and evaluate the extent to which internal control recommendations made by outside auditors have been implemented by management.

                  o The Audit Committee shall request that the outside auditors keep the Audit Committee informed about fraud, illegal acts and deficiencies in internal controls that come to their attention and such other matters as the outside auditors decide should be brought to the attention of the Audit Committee.

                  FINANCIAL REPORTING

                  General

                  o The Audit Committee shall review with management and the outside auditors significant accounting and reporting issues applicable to the Company, including recent professional and regulatory pronouncements, and their impact on the financial statements.

                  Annual Financial Statements

                  o The Audit Committee shall meet with management and the outside auditors to review the annual financial statements and the results of the annual audit prior to the release to the public of the results of operations for each fiscal year.

                  o The Audit Committee shall review the annual financial statements prior to release to the public or filing with the SEC.

                  o The Audit Committee shall obtain explanations from management or from the outside auditors on whether:

                                    o        Actual financial results for the
                                             year varied significantly from
                                             budgeted or projected results.

                                    o        Changes in financial ratios and
                                             relationships in the annual
                                             financial statements are consistent
                                             with changes in the Company's
                                             operations and financing practices.

                                    o        Generally accepted accounting
                                             principles have been consistently
                                             applied in the annual financial
                                             statements.

                                    o        There are any actual or proposed
                                             changes in accounting or financial
                                             reporting practices.

                                    o        There are any significant or
                                             unusual events or transactions.

                                    o        The Company's financial and
                                             operating controls are functioning
                                             effectively.

                                    o        The Company has complied with the
                                             terms of any loan agreements.

                                    o        The annual financial statements
                                             contain adequate and appropriate
                                             disclosures.

                  o The Audit Committee shall review and discuss with management and the outside auditors complex or unusual transactions and judgmental areas, such as those involving valuation of assets and liabilities.

                  o The Audit Committee shall consider management's handling of proposed audit adjustments identified by the outside auditors.

                  o The Audit Committee shall consider the outside auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

                  o The Audit Committee shall discuss with management and the outside auditors any significant changes to the Company's accounting principles, the degree of aggressiveness or conservatism of the accounting principles and underlying estimates used in the preparation of the Company's financial statements, and any items required to be communicated by the outside auditors in accordance with Statement of Auditing Standards ("SAS") No. 61.

                  o Based on the review and discussions with management and outside auditors contemplated by this Charter, the Audit Committee shall recommend to the Board whether the audited annual financial statements be included in the Company's Form 10-K Annual Report.

                  o The Audit Committee shall review the Management's Discussion and Analysis and other sections of the Company's Form 10-K Annual Report before its release and consider whether the information is adequate and consistent with members' knowledge about the Company and its operations.

                  Interim Financial Statements

                  o The Audit Committee shall meet with management and the outside auditors to review the interim financial statements and the results of the auditors' review thereof prior to the release to the public of the results for each quarter.

                  o The Audit Committee shall review the quarterly financial statements prior to release to the public or filing with the SEC.

                  o Obtain explanations from management or from the outside auditors on whether:

                                    o        Actual financial results for the
                                             quarter or interim period varied
                                             significantly from budgeted or
                                             projected results.

                                    o        Changes in financial ratios and
                                             relationships in the interim
                                             financial statements are consistent
                                             with changes in the Company's
                                             operations and financing practices.

                                    o        Generally accepted accounting
                                             principles have been consistently
                                             applied in the quarterly financial
                                             statements.

                                    o        There are any actual or proposed
                                             changes in accounting or financial
                                             reporting practices.

                                    o        There are any significant or
                                             unusual events or transactions.

                                    o        The Company's financial and
                                             operating controls are functioning
                                             effectively.

                                    o        The Company has complied with the
                                             terms of any loan agreements.

                                    o        The interim financial statements
                                             contain adequate and appropriate
                                             disclosures.

                  COMPLIANCE WITH LAWS AND REGULATIONS

                  o The Audit Committee shall review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation of and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

                  o The Audit Committee shall periodically obtain updates from management regarding compliance.

                  o The Audit Committee shall be satisfied that regulatory compliance matters have been considered in the preparation of the financial statements.

                  o The Audit Committee shall review the findings of any examinations of the Company by regulatory agencies which have authority over the Company.

                  OTHER RESPONSIBILITIES

                  o The Audit Committee may meet with the outside auditors, management and any employee seeking to meet with the Audit Committee about any matter within its purview in separate executive sessions to discuss any matters that the Committee or these persons believe should be discussed privately.

                  o The Audit Committee shall request that significant findings and recommendations made by the outside auditors be received and discussed on a timely basis.

                  o The Audit Committee shall review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements.

                  o The Audit Committee shall review the policies and procedures in effect for considering officers' expenses and perquisites.

                  o The Audit Committee shall perform other oversight functions as requested by the Board.

                  CHARTER SCOPE

                  o The Audit Committee shall review and reassess the adequacy of this Charter at least annually.

                  o The Audit Committee shall submit this Charter to the Board for approval, and have the Charter published at least every three years in accordance with the rules of the SEC from time to time in effect.

                  REPORTING RESPONSIBILITIES

                  o The Audit Committee shall regularly update the Board about Audit Committee activities and make appropriate recommendations.

                  o The Audit Committee shall annually prepare a report to shareholders as required by SEC rules for inclusion in the Company's proxy statement.

                  MEETINGS

                  o The Audit Committee shall meet at least four times annually and may meet more frequently as circumstances dictate.

                  o Meetings of the Audit Committee may be in person or by conference call in accordance with the Bylaws of the Company.

                  o Meetings of the Audit Committee shall be held at such time and place, and upon such notice, as the Chairman of the Audit Committee may from time to time determine.

                  o The Chairman of the Audit Committee shall develop the agenda for each meeting and in doing so may consult with management and the outside auditors.

                  o Except as specifically provided in this Charter, the provisions of the Bylaws of the Company with respect to committees of the Board shall apply to the Audit Committee.

                  AUTHORITY

                  o The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities and shall have direct access to the outside auditors as well as anyone in the Company.

                  o The Audit Committee shall have the ability to retain, at the Company's expense, such special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

                  o The Audit Committee may from time to time delegate to its Chairman or any of its members the responsibility for any particular matters.

                                                                       EXHIBIT B

                               PROPOSED AMENDMENT
                         TO THE MITCHAM INDUSTRIES, INC.
                             2000 STOCK OPTION PLAN


         Set forth below is the text of Section 3 proposed to be amended (bracketed information has been deleted and underlined information has been added):

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of this Plan, the maximum aggregate number of shares of Stock which may be optioned and sold under the Plan is [500,000] 1,000,000 shares. The Shares
                                              ---------
may be authorized, but unissued, or reacquired Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan.

                            MITCHAM INDUSTRIES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD JULY 18, 2001


P The proxies are directed to vote as specified below and in their discretion on all other matters coming before the meeting. If no direction is made, the proxy will vote FOR all nominees listed below, the adoption of the amendment to the 2000 Stock Option Plan and the approval of independent auditors. This proxy is solicited by the Board of Directors.

R        1.       ELECTION OF DIRECTORS - Billy F. Mitcham, Jr., William J.
                  Sheppard, P. Blake Dupuis, R. Dean Lewis, John F. Schwalbe and
                  Peter H. Blum.

                           [ ] Vote FOR from all nominees listed above, except vote withheld from (to withhold authority to vote for any individual nominee, write in the names on the line below:)
O
                  --------------------------------------------------------------

                           [ ] Vote WITHHELD from all nominees

X        2.       ADOPTION OF AMENDMENT TO THE 2000 STOCK OPTION PLAN

                  [ ]  FOR               [ ]  AGAINST             [ ]   ABSTAIN


y        3.       APPROVAL OF INDEPENDENT AUDITORS

                  [ ]  FOR               [ ]  AGAINST             [ ]   ABSTAIN

                  [ ] I plan to attend the meeting.



                   PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY, USING THE ENCLOSED ENVELOPE.

                            MITCHAM INDUSTRIES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD JULY 18, 2001

The undersigned appoints Billy F. Mitcham, Jr. and P. Blake Dupuis, and each of them, as attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Mitcham Industries, Inc. (the "Company") to be held July 18, 2001, and at any adjournment thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

                                    Dated:                        , 2001
                                          ------------------------


                                    --------------------------------------------
                                                     Signature



                                    --------------------------------------------
                                              Signature if held jointly

                                             THIS PROXY MUST BE SIGNED EXACTLY
                                    AS NAME APPEARS HEREON. Executors,
                                    administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. If signer is a partnership, please sign partnership name by authorized person.